UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2004

                             NEWPARK RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                         1-2960                72-1123385
(State or other jurisdiction             (Commission            (IRS Employer
      of incorporation)                  File Number)        Identification No.)

   3850 North Causeway, Suite 1770
          Metairie, Louisiana                                       70002
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (504) 838-8222

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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

      99.1 Press release issued by Newpark Resources, Inc. on February 5, 2004.

Item 12. Results of Operations and Financial Condition.

      On February 5, 2004, Newpark Resources, Inc. issued a press release announcing expectations for its results for the three months and year ended December 31, 2003. The press release is attached to this Form 8-K as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NEWPARK RESOURCES, INC.

Dated: February 5, 2004                    By:      /s/ Matthew W. Hardey
                                               ---------------------------------
                                               Matthew W. Hardey, Vice President
                                               and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                      Description
-----------                   ------------------
99.1                          Press Release, dated as of February 5, 2004